EXHIBIT 99.2

INTEGRUM GROUP, LLC.

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2024 AND 2023

ii

INTEGRUM GROUP, LLC.
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	June, 30	December 31,
	2024	2023

ASSETS

Current assets:
Cash	$13,915	$1,015
Accounts receivable	79,134	94,596
Prepaid expenses and other current assets	91,521	30,216
Total current assets	184,570	125,827

Other assets:
Property and equipment	30,260	4,575
Intangible assets, net	615,176	899,304
Right of use asset	-	94,697
Other receivables, related party, net	454,723	19,000
Employee loan receivable, net	624,022	285,822
Total other assets	1,724,181	1,303,398

Total assets	$1,908,751	$1,429,225

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$190,337	$225,559
Accrued expenses and other liabilities	907,676	658,266
Lines of credit	224,796	224,954
Deferred revenue	27,033	23,504
Accrued expenses, related party and advances due to executive	-	170,616
Lease liability	-	94,697
Notes payable	1,930,000	-
Notes payable, related party	143,000	547,000

Total current liabilities	3,422,842	1,944,596

Total liabilities	3,422,842	1,944,596
Commitments and contingencies (Note 3)
Member's capital (deficit):
Member's capital (deficit)	(1,514,091)	(515,371)
Total liabilities and member's capital (deficit)	$1,908,751	$1,429,225

The accompanying notes are an integral part of these consolidated financial statements.

F-1

INTEGRUM GROUP, LLC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2024 AND 2023
(UNAUDITED)

	2024	2023

Revenue - Marketing	$1,267,838	$1,536,103

Operating expenses:
Salaries and related expenses	975,664	1,597,911
Office and other direct expenses	(13,607)	20,627
Cost of services	962,057	1,618,538
General and administrative	616,119	137,893
Depreciation and amortization	286,779	212,354
Total operating expenses	1,864,955	1,968,785
Loss from operations	(597,117)	(432,682)
Other (income) expense:
Interest expense	88,595	24,456
Transaction costs for merger	224,147	55,777
Other (income) expense	(22,036)	-
Total other (income) expense	290,706	80,233

Income tax	-	-

Net loss	$(887,823)	$(512,915)

The accompanying notes are an integral part of these consolidated financial statements.

F-2

INTEGRUM GROUP, LLC.
CONSOLIDATED STATEMENTS OF MEMBER'S CAPITAL (DEFICIT)
FOR THE SIX MONTHS ENDED JUNE 30, 2024 AND 2023
(UNAUDITED)

Balance at December 31, 2022	$160,846
Contributions by members of HLDCO	20,000
Distributions to members of HLDCO	(10,000)
Net loss	(512,915)
Balance at June 30, 2023	$(342,069)
Balance December 31, 2023	$(515,371)
Contributions by members of HLDCO	125,500
Distributions to members of HLDCO	(236,397)
Net loss	(887,823)
Balance at June 30, 2024	$(1,514,091)

The accompanying notes are an integral part of these consolidated financial statements.

F-3

INTEGRUM GROUP, LLC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2024 AND 2023
(UNAUDITED)

	2024	2023
Operating Activities
Net loss	$(887,823)	$(512,915)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	286,779	212,354
Amortization of employee loan receivable	62,500	62,500
Expenses paid directly by executive	-	3,607
Allowance for credit losses	-	-
Changes in operating assets and liabilities:
Accounts receivable	15,462	(266,876)
Prepaid expenses and other assets	(61,305)	(13,387)
Other receivables, related party	(435,723)	(46,120)
Accounts payable	(35,222)	(104,911)
Accrued expenses and other liabilities	249,410	240,262
Deferred revenue	3,529	7,395
Accrued expenses, related party and advances from executive	(7,931)	418,355
Net cash provided by (used in) operating activities	(810,324)	264

Investing Activities
Purchase of property and equipment	(28,336)	(1,364)
Employee loan receivable	(400,700)	(380,000)
Acquisition of intangible assets	-	(166,899)
Net cash provided by (used in) financing activities	(429,036)	(548,263)

Financing Activities
Proceeds from issuance of notes payable	1,526,000	-
Proceeds from issuance of notes payable, related party	-	530,000
Repayment of advances from shareholder	(598,844)	(544,356)
Advances from shareholder	436,159	580,953
Repayment of line of credit, net	(158)	-
Proceeds from line of credit, net	-	157
Distributions to members of HLDCO	(236,397)	(10,000)
Contributions from members of HLDCO	125,500	20,000
	1,252,260	576,754

Net change in cash	12,900	28,755
Cash - beginning of year	1,015	14,570
Cash - end of year	$13,915	$43,325

Supplemental cash flow disclosures
Interest paid	$88,595	$3,469
Income taxes paid	$-	$-

Supplemental disclosure of non-cash investing and financing activities
Contribution of accrued guaranteed payments to member to capital	$-	$459,258

The accompanying notes are an integral part of these consolidated financial statements.

F-4

INTEGRUM GROUP LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 – BUSINESS AND GOING CONCERN

Nature of the Business

Integrum Group LLC (“the Company”) was formed in July 2021 as Delaware entity and is currently headquartered in Los Angeles, California. The Company specializes in marketing solutions through a network of independent agency brands. Its services span various industries, including performance media, experiential marketing and medical industry marketing. The Company focuses on innovation, integrity, collaboration, and excellence, prioritizing the integration of technology, fostering client growth, and creating a collaborative culture among its brands.

On September 12, 2024 the Company filed a certificate of amendment to its certificate of formation with the Secretary of State of the State of Delaware pursuant to which it changed its corporate name from Integrum Group LLC to Onar, LLC.

Going Concern

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern, which contemplates, among other things, the realization of assets and satisfaction of liabilities in the normal course of business. The Company has incurred losses and has not generated positive cash flows from operations since inception. These matters, among others, raise substantial doubt about the Company’s ability to continue as a going concern.

The Company’s ability to continue in existence is dependent on its ability to develop additional sources of capital, and/or achieve profitable operations and positive cash flows. Management’s plans with respect to operations include aggressive marketing and raising additional capital through sales of equity or debt securities as may be necessary to pursue its business plans and sustain operations until such time as the Company can achieve profitability. Management believes that aggressive marketing combined with additional financing, as necessary, will result in improved operations and cash flows in the future. However, there can be no assurance that management will be successful in obtaining additional funding or in attaining profitable operations. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and in conformity with Rule 3-05 of Regulation S-X promulgated under the Securities Act of 1933, as amended (“the Securities Act”). Accordingly, they do not include all information and notes required by U.S. GAAP for complete financial statements and should be read in conjunction with the Company’s annual audited consolidated financial statements and the notes thereto for the years ended December 31, 2023 and 2022. These consolidated financial statements reflect, in the opinion of management, all material adjustments (which include normal recurring adjustments) necessary to fairly state, in all material respects, our financial position, results of operations and cash flows for the periods presented.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All significant inter-company transactions and balances have been eliminated in consolidation.

Reportable Segment

The Company operates in one business segment and uses one measurement of profitability for its business.

F-5

INTEGRUM GROUP LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Use of Estimates

The preparation of consolidated financial statements in conformity with generally accepted accounting principles in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

General and Administrative

General and administrative expenses consist primarily of corporate payroll and benefit costs, rent, and other administrative expenses.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash held in demand deposit accounts. The Company maintains its cash at financial institutions within the United States which management believes have a high credit quality and which are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to limits of approximately $250,000. No reserve has been made in the financial statements for any possible loss due to financial institution failure. The Company’s cash balances may at times exceed the amount of insurance coverage provided by the FDIC.

Risks and Uncertainties

The Company is subject to risks from, among other things, competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history and the volatility of public markets.

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments and other short-term investments with a maturity of three months or less when purchased to be cash equivalents. There were no cash equivalents as of June 30, 2024, and December 31, 2023.

Accounts Receivable and Other Receivables, Related Party

Accounts receivable and other receivables, related party, consist of invoices for services rendered by the Company through the reporting date. The Company records an allowance for credit losses to allow for any amounts that may not be recoverable, which is based on an analysis of the Company’s prior collection experience, customer credit worthiness, current economic trends and expected future losses. Accounts are considered delinquent when payments have not been received within 30 days and are written off when management determines that collection is not probable. During the six months ended June 30, 2024 and 2023, the Company did not recognize and allowances for future credit losses. As of December 31, 2022, the Company’s accounts receivable balance was $17,800 and other receivables, related party, was $-0-. During the six months ended June 30, 2024, $25,679 of accounts receivable were charged off against the allowance for credit losses. As of June 30, 2024 and December 31, 2023, the Company’s allowance for credit losses was $472,066 and $497,745, respectively.

Intangible Assets

Intangible assets are amortized over their estimated useful lives. Each period, the Company evaluates the estimated remaining useful life of its intangible assets and whether events or changes in circumstances warrant a revision to the remaining period of amortization. Management tests for impairment whenever events or changes in circumstances occur that could impact the recoverability of these assets but at least annually on December 31st.

F-6

INTEGRUM GROUP LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Property and Equipment

The Company accounts for property and equipment such as computers and office furniture and fixtures, at cost. Repairs and maintenance are expensed as incurred and significant replacements and improvements are capitalized. The Company considers the period of future benefit of an asset to determine its appropriate useful life. Depreciation is recorded using the straight-line method over the respective useful lives of the assets. Upon the retirement or other disposition of property and equipment, the related cost and accumulated depreciation are charged to operations. The Company’s property and equipment have an estimated useful life of 3 years based on the nature of these assets.

Impairment Assessment

The Company evaluates intangible assets and other long-lived assets for possible impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. This includes but is not limited to significant adverse changes in business climate, market conditions or other events that indicate an asset’s carrying amount may not be recoverable. The recoverability of these assets is measured by comparing the carrying amount of each asset to the future cash flows the asset is expected to generate. If the cash flows used in the test for recoverability are less than the carrying amount of these assets, the carrying amount of such assets is reduced to fair value.

Revenue Recognition

The Company accounts for revenue in accordance with Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codifications (“ASC”) 606, ‘Revenue from Contracts with Customers’ (“ASC 606”).

A performance obligation is a promise in a contract to transfer a distinct good or service to the client and is the unit of accounting in ASC 606. A contract’s transaction price is allocated to each distinct performance obligation and recognized as revenue when, or as, the performance obligation is satisfied. For contracts with multiple performance obligations, the Company allocates the contract’s transaction price to each performance obligation based on the relative standalone selling price. Determining relative standalone selling price and identifying separate performance obligations requires judgment. Contract modifications may occur in the performance of the Company’s contracts. Contracts may be modified to account for changes in the contract specifications, requirements or duration. If a contract modification results in the addition of performance obligations priced at a standalone selling price or if the post-modification services are distinct from the services provided prior to the modification, the modification is accounted for separately. If the modified services are not distinct, they are accounted for as part of the existing contract.

The Company enters into Master Services Agreement (“MSA”) and Scope of Work (“SOW”) which govern the terms of the Company’s performance obligation for purposes of revenue recognition.

The Company’s performance obligation is a single performance obligation, Advertising Management Services which encompasses the following integrated and interdependent services:

1.

Strategic Consulting: Development of marketing strategies, including competitive analysis, campaign performance evaluations, and recommendations for campaign execution and optimization in the digital space.

2.

Paid Advertising: Execution of digital advertising campaigns leveraging data analytics, machine learning, and artificial intelligence across a range of digital platforms. Ongoing optimization of these campaigns to achieve optimal results for the client is part of the process, as well as iterative creative services to help achieve results. Continuous monitoring and adjustment of the advertising campaigns is achieved through bi-weekly consultations with the client to review performance and implement optimizations.

3.

Web Development: The creation and development of websites, landing pages, ecommerce platforms, and other web assets is often supplemental to the Paid Advertising being executed for clients. This includes optimization of existing web assets with services such as search engine optimization and conversion rate optimization.

4.

Creative Services: The creation or redevelopment of creative assets is another service area offered. Typically, the creative services are limited to Web Development or the execution of creative services needed to support Paid Advertising. In some cases, full brand development and brand strategy work is included in the Creative Services offering.

F-7

INTEGRUM GROUP LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

These services are integrated and interdependent, all contributing to the goal of improving the client’s business performance, revenue, and awareness over time. Revenue is recognized over time as the services are provided and the performance obligation is satisfied, consistent with the ongoing optimization efforts. Amounts recognized but not yet invoiced to the customer are included as ‘contract assets’ within the accompanying consolidated balance sheets.

A monthly invoice is sent to clients in advance for ongoing services. Any additional services outside the agreed-upon scope, such as the inclusion of additional services, are subject to prior written approval and will result in additional fees. Payments received for future services are classified as ‘deferred revenue’ within the accompanying consolidated balance sheets. As of December 31, 2022, the amount of deferred revenue was $27,033.

Financial Instruments

The Company’s financial instruments include cash, accounts receivable, other receivables, related party, accounts payable, lines of credit and notes payable are accounted for under the provisions of ASC Topic 825, ‘Financial Instruments’. The carrying amount of these financial instruments, as reflected in the accompanying consolidated balance sheets approximates fair value.

Fair Value Measurement

ASC Topic 820, ‘Fair Value Measurement’ (“ASC 820”), requires that certain financial instruments be recognized at their fair values at each reporting date. However, other financial instruments, such as debt obligations, are not required to be recognized at fair value, but GAAP provides an option to elect fair value accounting for these instruments. GAAP requires the disclosure of the fair values of all financial instruments, regardless of whether they are recognized at fair value or carrying amounts in its consolidated balance sheets. For financial instruments recognized at fair value, GAAP requires the disclosure of their fair values by type of instrument, along with other information, including changes in the fair values of certain financial instruments recognized in income or other comprehensive income. For financial instruments not recognized at fair value, the disclosure of their fair values is provided above under ‘Financial Instruments.’

Nonfinancial assets, such as property and equipment, and nonfinancial liabilities are recognized at carrying amounts in the Company’s consolidated balance sheets. GAAP does not permit nonfinancial assets and liabilities to be remeasured at fair value. However, GAAP requires the remeasurement of such assets and liabilities to fair value upon the occurrence of certain events, such as the impairment of property and equipment. In addition, if such an event occurs, GAAP requires the disclosure of the fair value of the asset or liability along with other information, including the gain or loss recognized in operations in the period the remeasurement occurred.

ASC 820 provides a fair value hierarchy which prioritizes the use of observable inputs when measuring assets or liabilities at fair value. The defined levels of the fair value hierarchy within ASC 820 are:

Level 1 - Unadjusted quoted prices in active markets that are accessible at the measurement date for identical assets or liabilities;

Level 2 - Quoted prices in markets that are not active, or inputs that are observable, either directly or indirectly, for substantially the full term of the asset or liability; or

Level 3 - Prices or valuation techniques that require inputs that are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The Company did not have any assets and liabilities at June 30, 2024 or December 31, 2023 that are required to be reported within the fair value hierarchy provided in ASC 820.

F-8

INTEGRUM GROUP LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Commitments and Contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines, penalties and other sources are recorded when management assesses that it is probable that a liability has been incurred and the amount can be reasonably estimated.

Share Based Compensation

The Company accounts for equity instruments issued in exchange for the receipt of goods or services from other than employees in accordance with ASC Topic 718, ‘Compensation – Stock Compensation’. Costs are measured at the estimated fair value of the consideration received or the estimated fair value of the equity instruments issued, whichever is more reliably measurable. The value of equity instruments issued for consideration other than employee services is determined on the earliest of a performance commitment or completion of performance by the provider of goods or services.

Income Taxes

The Company and its subsidiaries are single-member limited liability companies that have elected to be treated as a partnership for federal and state income tax purposes. Accordingly, no provision for federal income taxes, including deferred tax assets or liabilities, has been reflected in the accompanying consolidated financial statements, as the results of the Company’s operations are passed through to its member.

In addition, the Company’s management performs an evaluation of all uncertain income tax positions taken or expected to be taken in the course of preparing the Company’s income tax returns to determine whether the income tax positions meet a ‘more likely than not’ standard of being sustained under examination by the applicable taxing authorities. This evaluation is required to be performed for all open tax years, as defined by the various statutes of limitations, for federal and state purposes. If the Company has interest or penalties associated with insufficient taxes paid, such expenses are reported in income tax expense.

Recently Issued Accounting Standards

Accounting Standards Update No. 2023-07 —Segment Reporting (“Topic 280”): Improvements to Reportable Segment Disclosures: The update is intended to improve reportable segment disclosure requirements through enhanced disclosures about significant segment expenses. The amendments require disclosure of significant segment expenses regularly provided to the chief operating decision maker (“CODM”) as well as other segment items, extend certain annual disclosures to interim periods, clarify the applicability to single reportable segment entities, permit more than one measure of profit or loss to be reported under certain conditions, and require disclosure of the title and position of the CODM. The Company adopted ASU 2023-07 effective January 1, 2024, but the adoption of ASU 2023-07 did not have a material impact on the Company’s financial statements.

Accounting Standards Update No. 2023-09 —Income Taxes (“Topic 740”): Improvements to Income Tax Disclosures: The update requires the annual financial statements to include consistent categories and greater disaggregation of information in the rate reconciliation, and income taxes paid disaggregated by jurisdiction. ASU 2023-09 is effective for the Company’s annual reporting periods beginning after December 15, 2024, with early adoption permitted, and should be applied on a prospective basis, with a retrospective option. The Company adopted ASU 2023-09 effective January 1, 2025, but the adoption of ASU 2023-09 did not have a material impact on the Company’s financial statements.

The Company has evaluated all other recent accounting pronouncements and determined that the adoption of other pronouncements applicable to the Company has not had, nor is expected to have, a material impact on the Company’s financial position, results of operations, or cash flows.

F-9

INTEGRUM GROUP LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Subsequent Events

Management has evaluated all transactions through the date the financial statements were issued for subsequent event disclosure or adjustment consideration (Note 9).

NOTE 3 – COMMITMENTS AND CONTINGENCIES

From time to time, the Company may be involved in litigation in the ordinary course of business. The Company is not currently involved in any litigation that the Company believes could have a material adverse effect on its financial condition or results of operations.

Payroll tax liabilities

For the year ended June 30, 2024, the Company did not remit federal income tax, social security, Medicare or local and state income taxes which were withheld from the Company’s employees’ payroll. The Company has estimated and accrued fines and penalties associated with the amounts which have not been remitted and includes this amount in ‘accrued expenses and other liabilities’ in the accompanying consolidated balance sheets.  As of June 30, 2024, the amounts accrued consisted of:

Federal and state taxes	$462,367
Fines and penalties	127,178
Total	$589,545

NOTE 4 – DEBT

Notes Payable

	June 30, 2024	December 31, 2023
Promissory note due to a related party matured on March 31, 2024, requiring interest only payments monthly, bearing interest at 18% per annum and secured by all HLDCO’s assets.	$-	$400,000
Promissory note due to a related party maturing on December 20, 2024, requiring interest only payments monthly, bearing interest at 18% per annum and secured by all HLDCO’s assets. dUring June 2024, $13,000 was added to principal to extend maturity of this note. Then, subsequent to June 30, 2024, this note payable was extended to March 31, 2025 with no other changes in the terms of the notes.	143,000	130,000
Promissory note due to a related party matured on November 21, 2023, requiring interest only payments monthly, bearing interest at 12% per annum and secured by all HLDCO’s assets. This note was past due as of December 31, 2023 and was repaid during 2024.	-	17,000
Promissory notes issued between March 2024 and July 2024 due one year from issuance, requiring interest only payments monthly, bearing interest at 18% per annum and are unsecured. These notes mature March 2025 through July 2025.	1,930,000	-
Total notes payable	$2,073,000	$547,000

F-10

INTEGRUM GROUP LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Line of Credit

On July 28, 2022, the Company entered into a $225,000 line of credit agreement with a financial institution. The line of credit matures on July 28, 2024, has an interest rate equal to the Wall Street Journal Prime Rate plus 2%. The rate was 10% per annum as of June 30, 2024. The line of credit requires monthly interest only payments with all principal and accrued interest due at maturity. On July 28, 2024, the line of credit was converted to a term loan agreement with a fixed interest rate of 9.99%, minimum monthly payments of $3,735 and a maturity date of July 28, 2029. As of June 30, 2024 and December 31, 2023, the outstanding principal totaled approximately $225,000.

NOTE 5 – MEMBER’S CAPITAL

The Company is a single member limited liability company formed in the state of Delaware. The Company has only one class of membership units and the term of the Company is perpetual.

The Company’s member is HLDCO, LLC, which is owned equally by three members one of which is Mount Olympus Ventures, Inc. (“Mt. Olympus”). The Company’s Chief Executive Officer (“CEO”) is the sole shareholder of Mt. Olympus.

NOTE 6 – RELATED PARTY TRANSACTIONS

Executive Compensation and Advances from Executive

During the six months ended June 30, 2024 and December 31, 2023, the Company recognized expense reimbursements in the form of informal, undocumented due on demand advances to the Company made by its CEO using his personal finances. This includes cash infusions as well as the payment of expenses on behalf of the Company.

The Company repaid these advances as funds were available and in some instances remitted amounts in excess of the advances made which were applied to future expenses of the Company. The following tables detail the cash advanced, direct expenses paid and cash repayments made by the Company during the six months ended June 30, 2024 and 2023.

Six Months Ended June 30, 2024
Cash	Directly Paid Expenses	Cash Repayments
$436,159	$-	$(884,940)

Six Months Ended June 30, 2023
Cash	Directly Paid Expenses	Cash Repayments
$580,953	$3,607	$(544,356)

As of June 30, 2024 and December 31, 2023, $-0- and $170,616, respectively, was due to the Company’s CEO and is reflected in ‘Accrued Expenses, related parties and advances from executive’ in the accompanying consolidated balance sheets.

F-11

INTEGRUM GROUP LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Revenues and Other Receivable

During the six months ended June 30, 2024 and  2023, the Company recognized revenues of approximately $315,000 and $593,000, respectively, to entities which share common management. As of June 30, 2024 and December 31, 2023, approximately $832,000 and $517,000 before adjustment for any credit losses, respectively, was due from these entities and is included in ‘other receivables, related party’, on the accompanying consolidated balance sheets.

Notes Payable

The Company has notes payable due to an owner of the member of the Company as described in Note 4. As of June 30, 2024 and December 31, 2023, accrued interest due under these notes was $-0- and $18,000, respectively.

NOTE 7 – INTANGIBLE ASSETS

The Company’s intangible assets as of June 30, 2024, are summarized as follows:

		Historical	Accumulated
Type	Useful Life	Cost	Amortization	Net
Customer relationships	3.5 years	$1,988,893	$1,373,717	$615,176

The Company’s intangible assets as of December 31, 2023, are summarized as follows:

		Historical	Accumulated
Type	Useful Life	Cost	Amortization	Net
Customer relationships	3.5 years	$1,988,893	$1,089,589	$899,304

Future amortization of the Company’s intangible assets during its next five fiscal years are as follows:

December 31,	Amount
2024	$568,255
2025	266,702
2026	60,200
2027	4,147
$899,304

NOTE 8 – EMPLOYEE LOANS RECEIVABLE

Forgivable Loans

In order to attract and retain highly skilled professionals, the Company may issue forgivable loans to employees and non-employee experts. The principal amount of forgivable loans and accrued interest is forgiven by the Company over the term of the loans, so long as the employee or non-employee expert continues employment or affiliation with the Company and complies with certain contractual conditions.

On March 30, 2023, the Company entered into a forgivable loan agreement with an independent contractor in the amount of $250,000 with 8% per annum interest rate. The loan is to be repaid through services rendered by the independent contractor over the term of the loan which is 2 years. If the independent contractor’s services are not to the Company’s satisfaction, the Company has the right, in its sole discretion, to require repayment of the loan in cash from the independent contractor.

F-12

INTEGRUM GROUP LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

In order to reflect the services received through the issuance of these forgivable loans, the Company amortizes the balance of such loans as a component of ‘salaries and related expenses’ over the requisite service period of the loan. During the six months ended June 30, 2024 and December 31, 2023, the Company recognized amortization related to forgivable loans of $94,178 and $-0-, respectively.

Other Loans

On June 20, 2023, the Company entered into a promissory note in the amount of $130,000 with the same independent contractor as the March 30, 2023, forgivable loan. The promissory note was due on June 20, 2024 and bared interest at 36% per annum. Any outstanding principal and accrued interest is due on the maturity date. The contractor also has the right to, in lieu of cash payments, to provide future services to the Company in reduction of principal or interest. The note is currently past due, the parties are in negotiations to extend the term of the note or settle the obligation for its original amount.

NOTE 9 – SUBSEQUENT EVENTS

Customer legal dispute

VMed Services, LLC a subsidiary of the Company, is a plaintiff in a lawsuit that was filed on April 22, 2024 against Meridian Diagnostics LLC  in State Court of Fulton County, Georgia. The Company is seeking approximately $170,000 for claims related to the provision of marketing services to the defendant. In response to the filing of the complaint, Meridian Diagnostics filed a counterclaim against the Company and denies the allegations and seeks attorney's fees.  This  litigation is in the discovery phase, and as such, the Company is unable to estimate the range of potential loss.

Acquisition by Reliant Holdings, Inc.

On July 25, 2024, the Reliant Holdings, Inc. (“Reliant”) acquired the Company. As consideration for the acquisition, Reliant issued 3,645 shares of Series B Preferred Stock, 6,570 shares of Series C Preferred Stock, and 100 shares of Series D Preferred Stock to the members of the Company.

F-13